SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 28, 1999
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1999-6)
               (Exact name of registrant as specified in charter)

 Delaware                     333-72459                     13-3408713
- --------------------------------------------------------------------------------
(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


909 Third Avenue, New York, New York            10043
- ------------------------------------            -----
(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-5328

- --------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1999-6
                    -----------------------------------------

                                 September 28, 1999

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                     --------------------------------------
                          AND THE MORTGAGED PROPERTIES(1)
                        ---------------------------------

         On September 28, 1999, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before September 1, 1999) as of September 1, 1999 of $251,247,808.51. The Mortgage Loans were delivered in exchange for the Certificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the Certificates will be made by State Street Bank and Trust Company, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $12,562,390.43. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

         The total number of Mortgage Loans as of September 1, 1999 was 688. The weighted average Note Rate of the Mortgage Loans ( before deduction of servicing fee)( the "Note Rate of the Mortgage Loans")as of September 1, 1999 was 6.7377225207%. The weighted average remaining term to stated maturity of the Mortgage Loans as of September 1, 1999 was 173.13 months. All Mortgage Loans have original maturities of at least 10 but no more than 15 years. None of the Mortgage Loans were originated prior to September 1, 1986 or after August 1, 1999. The weighted average original term to stated maturity of the Mortgage Loans as of September 1, 1999 was 177.64 months

         None of the Mortgage Loans has a scheduled maturity later than September 1, 2014. Each Mortgage Loan has an original principal balance of not less than $75,200 nor more than $963,800. Mortgage Loans having an aggregate Adjusted Balance of $5,733,575 as of September 1, 1999 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of September 1, 1999 was 63.7%. No more than $2,534,976 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 93%(2) of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a

- --------
    (1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus dated September 22, 1999, relating to the REMIC Pass-Through Certificates, Series 1999-6.

    (2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. No more than 1% of the Mortgage Loans are secured by investment properties.

         At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 72% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

         All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Mortgage Loans for which Additional Collateral (as defined in the Pooling Agreement) was pledged, taken as a group:
         (1)  the number of such loans is 2;
         (2)  have an aggregate Adjusted Balance of $864,182;
         (3) the weighted average loan-to-value ratio of such loans, taking into account the loanable value of the additional pledged collateral, is 70.5% and
         (4) the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 79.6%.

         The Special Hazard Loss Amount as of September 1, 1999 was
           $2,512,478.09.

         The Fraud Loss Amount as of September 1, 1999 was $2,512,478.09.

         The Bankruptcy Loss Amount as of September 1, 1999 was $100,000.00.

         The aggregate Initial Principal Amount of the Class A Certificates as of September 1, 1999 was $245,594,000.

         The aggregate Initial Principal Amount of the Class M Certificates as of September 1, 1999 was $2,513,000.

         The aggregate Initial Principal Amount of the Class B-1 Certificates as of September 1, 1999 was $879,000.

         The aggregate Initial Principal Amount of the Class B-2 Certificates as of September 1, 1999 was $754,000.

         The aggregate Initial Principal Amount of the Class B-3 Certificates as of September 1, 1999 was $628,000.

         The aggregate Initial Principal Amount of the Class B-4 Certificates as of September 1, 1999 was $502,000.

         The aggregate Initial Principal Amount of the Class B-5 Certificates as of September 1, 1999 was $377,808.51

         The Subordinated Certificate Percentage is 2.250291671609%.*

         The Class M Subordination Percentage is 1.250083942474%.*

         The Class B-1 Subordination Percentage is 0.900230144659%.*

         The Class B-2 Subordination Percentage is 0.600128024576%.*

         The Class B-3 Subordination Percentage is 0.350175595648%.*

         The Class B-4 Subordination Percentage is 0.150372857874%.*


- ---------------------
    * Equal to the Initial Principal Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

         The following tables set forth information regarding the Mortgage Loans as of September 1, 1999.

                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                     Number of          Aggregate Principal
Year Originated      Loans             Balances Outstanding
- ---------------      ----              --------------------

    1986               1                            107,552
    1992               4                            940,309
    1993               2                            486,324
    1997               1                            340,835
    1998              31                         10,502,462
    1999             649                        238,870,327
                     ---                        -----------

    Total            688                       $251,247,809
                     ===                       ============



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of        Aggregate Principal
Dwelling Unit                      Loans          Balances Outstanding
- -------------                      -----          --------------------
Detached houses                     639                 $232,875,145
Multi-family Dwellings*               4                    1,811,167
Townhouses                            8                    3,288,484
Condominium Units (one to
four stories high)                   17                    5,874,585
Condominium Units (over four
stories high)                         9                    3,563,620
Cooperative Units                    11                    3,834,808
                                     --                    ---------

Total                               688                 $251,247,809
                                    ===                 ============


- ------------------
* Multi-family dwellings are 2-family and 3-family

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of           Number of       Aggregate Principal
Dwelling Unit       Loans         Balances Outstanding
- -------------       -----         --------------------
1-family             684               $249,436,642
2-family               3                  1,130,634
3-family               1                    680,533
                       -                    -------

Total                688               $251,247,809
                     ===               ============



                             SIZES OF MORTGAGE LOANS

Outstanding Principal             Number of      Aggregate Principal
Balance by Loan Size               Loans        Balances Outstanding
- --------------------               -----
$149,999 and Under                   6             $    552,340
$150,000 through $199,999            2                  311,442
$200,000 through $249,999           38                9,214,787
$250,000 through $299,999          229               63,524,607
$300,000 through $349,999          135               44,005,126
$350,000 through $399,999           94               35,247,143
$400,000 through $449,999           52               22,035,288
$450,000 through $499,999           47               22,640,388
$500,000 through $549,999           23               12,087,620
$550,000 through $599,999           14                8,121,867
$600,000 through $649,999           13                8,192,095
$650,000 through $699,999           25               17,122,544
$700,000 through $749,999            2                1,457,693
$750,000 through $799,999            3                2,358,254
$800,000 through $849,999            1                  825,924
$850,000 through $899,999            3                2,602,124
$900,000 through $949,999            1                  948,567
$950,000 through $999,999            0                        0
                                     -                ---------

Total                              688             $251,247,809
                                   ===             ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan           Number of      Aggregate Principal
Note Rate                Loans        Balances Outstanding
- ---------                -----        --------------------
5.625% - 6.00%              32             $  10,987,161
6.01%  - 6.50%             144                53,962,594
6.51%  - 7.00%             430               156,492,942
7.01%  - 7.50%              78                28,253,904
7.51%  - 7.875%              4                 1,551,208
                             -                 ---------

Total                      688             $ 251,247,809
                           ===             =============



                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION

                          Number of          Aggregate Principal
Loan-to-Value Ratio        Loans            Balances Outstanding
- -------------------        -----            --------------------
65.00% and Below           294                   $ 114,321,690
65.001% - 75.000%          226                      81,110,534
75.001% - 80.000%          149                      50,082,010
80.001% - 85.000%            3                         806,813
85.001% - 90.000%           16                       4,926,762
                             -                       ---------

Total                      688                   $ 251,247,809
                           ===                   =============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                             Number of            Aggregate Principal
State                          Loans             Balances Outstanding
- -----                          -----             --------------------
Alabama                         11                     $  4,661,613
Arizona                          3                          979,995
Arkansas                         2                        1,067,874
California                     206                       74,992,579
Colorado                        13                        4,726,862
Connecticut                     18                        7,935,237
Delaware                         2                          582,006
District of Columbia             3                          907,414
Florida                         27                        9,961,307
Georgia                         30                       10,204,887
Hawaii                           1                          692,743
Idaho                            1                          274,264
Illinois                        31                       11,529,370
Indiana                          4                        2,037,805
Iowa                             1                          285,822
Kansas                           2                          509,075
Louisiana                        2                          879,914
Maryland                        13                        4,315,627
Massachusetts                   26                        9,957,326
Michigan                         7                        2,192,074
Minnesota                        7                        2,407,849
Mississippi                      2                          671,539
Missouri                         8                        3,543,488
Nevada                           5                        1,692,149
New Hampshire                    1                          382,316
New Jersey                      23                        8,610,820
New Mexico                       2                          763,811
New York                        94                       32,472,475
North Carolina                  33                       12,036,115
Ohio                             4                        1,410,873
Oklahoma                         1                          288,243
Oregon                           2                          537,464
Pennsylvania                    10                        3,520,734
Rhode Island                     3                          957,176
South Carolina                   5                        2,226,845
Tennessee                       13                        5,092,546
Texas                           23                        7,680,890
Utah                             8                        2,746,250
Vermont                          1                          261,663
Virginia                        21                        8,136,237
Washington                      17                        6,514,145
Wyoming                          2                          600,387
                                 -                          -------

Total                          688                     $251,247,809
                               ===                     ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Daniel P. Hoffman
                                               -------------------
                                               Daniel P. Hoffman
                                               Attorney-in-fact


Dated: September 28, 1999